UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2011(March 16, 2011)

FORTEGRA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 001-35009

Delaware	58-1461399
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

10151 Deerwood Park Boulevard, Building 100, Suite 330 Jacksonville, FL	32256
(Address of principal executive offices)	(Zip Code)

(866)-961-9529
Registrant's telephone number, including area code

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On March 16, 2011, Fortegra Financial Corporation (the "Company") filed with the Securities and Exchange Commission a Current Report on Form 8-K (the "Original Form 8-K") in connection with the completion on March 11, 2011 of the acquisition of eReinsure.com, Inc, ("eReinsure"), an industry leader in web-based technologies for reinsurance process control, information management and compliance functions, for a cash purchase price of $37 million less target net working capital of $1.5 million. At the closing of the merger, the Corporation paid approximately $39.3 million, which included a net purchase price of $35.5 million and net working capital of $3.8 million. Approximately $1.85 million of the amount paid is being held in escrow to secure potential claims by eReinsure for indemnification under the Merger Agreement. The terms and conditions of the transaction are set forth in an Agreement and Plan of Merger, dated March 3, 2011 (the "Merger Agreement"), attached as Exhibit 2.1 to the Company's Form 8-K filed with the Securities and Exchange Commission on March 7, 2011.

This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present certain financial statements of eReinsure and to present certain unaudited pro forma financial information in connection with the Company’s acquisition of eReinsure, which financial statements and unaudited pro forma information are filed as exhibits hereto.

Item 9.01 Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired:
The audited balance sheet of eReinsure as of December 31, 2010, and the related audited statements of income and cash flows for the year then ended, the Notes to Financial Statements and the Independent Auditors’ Report are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)  Pro Forma Financial Information:
The unaudited pro forma combined financial information of the Company and its subsidiaries for the fiscal year ended December 31, 2010, giving effect to the Company’s acquisition of eReinsure are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

Index to Exhibits

EXHIBIT NUMBER	DESCRIPITON
23.1	Consent of Johnson Lambert & Co., LLP, Independent Registered Public Accounting Firm, related to the Financial Statements of eReinsure.com, Inc., as of and for the year ended December 31, 2010.
99.1	Audited Financial Statements of eReinsure.com, Inc. for the year ended December 31, 2010.
99.2	Unaudited pro forma combined financial information of the Company and its subsidiaries as of and for the year ended December 31, 2010, giving effect to the Company’s acquisition of eReinsure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortegra Financial Corporation

Date: May 26, 2011
By: /s/ Walter P. Mascherin

Name: Walter P. Mascherin
Title: Senior Executive Vice President and Chief Financial Officer